UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☒	Soliciting Material under §240.14a-12

AVISTA HEALTHCARE PUBLIC ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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This Schedule 14A filing relates to the proposed business combination (the “Business Combination”) of Avista Healthcare Public Acquisition Corp. (“AHPAC”) and Envigo International Holdings, Inc. (“Envigo”), pursuant to the terms of the Transaction Agreement, by and among AHPAC, Envigo, Avista Healthcare Merger Sub, Inc., Avista Healthcare NewCo, LLC and Jermyn Street Associates, LLC, solely in its capacity as Shareholder Representative (as defined therein).

This Schedule 14A filing consist of:

1.                          Joint Press Release issued by AHPAC and Envigo on August 21, 2017 announcing the execution of the Transaction Agreement.

2.                          Investor Presentation, dated August 2017, that will be used by AHPAC with respect to the Business Combination.

Additional Information About the Business Combination

In connection with the proposed Business Combination between Envigo and AHPAC, AHPAC intends to file with the Securities and Exchange Commission (“SEC”) a preliminary and definitive proxy statement and will mail a definitive proxy statement and other relevant documentation to AHPAC’s shareholders. AHPAC’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein as these materials will contain important information about AHPAC, Envigo and the Business Combination. The definitive proxy statement will be mailed to AHPAC’s shareholders as of a record date to be established for voting on the proposed Business Combination when it becomes available. Shareholders will also be able to obtain a copy of the preliminary and definitive proxy statement once it is available, without charge, at the SEC’s website at http://sec.gov or by directing a request to: Avista Healthcare Public Acquisition Corp., 65 East 55th Street, 18th Floor, New York, NY 10022.

AHPAC shareholders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about AHPAC and Envigo, once such documents are filed with the SEC.

Participants in the Solicitation

AHPAC and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from AHPAC’s shareholders in connection with the proposed Business Combination. Shareholders are urged to carefully read the proxy statement regarding the proposed Business Combination when it becomes available, because it will contain important information. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of AHPAC’s shareholders in connection with the proposed Business Combination will be set forth in the proxy statement when it is filed with the SEC. Information about AHPAC’s executive officers and directors also will be set forth in the proxy statement relating to the proposed Business Combination when it becomes available.

Disclaimer

This Schedule 14A filing shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This Schedule 14A filing relates to a proposed Business Combination between AHPAC and Envigo.

Forward Looking Statement

This Schedule 14A filing includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements include estimated financial information. Such forward looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of AHPAC, Envigo or the combined company after completion of the Business Combination are based on current expectations that are subject to known and unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from expectations expressed or implied by such forward looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Termination Agreement and the proposed Business Combination contemplated therein; (2) the inability to complete the transactions contemplated by the Transaction Agreement due to the failure to obtain approval of the stockholders of AHPAC or other conditions to closing in the Transaction Agreement; (3) the ability to meet applicable listing standards following the consummation of the transactions contemplated by the Transaction Agreement; (4) the risk that the proposed transaction disrupts current plans and operations of Envigo as a result of the announcement and consummation of the transactions described herein; (5) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (6) costs related to the proposed Business Combination; (7) changes in applicable laws or regulations; (8) the possibility that Envigo may be adversely affected by other economic, business, and/or competitive factors; and (9) other risks and uncertainties indicated from time to time in the final prospectus of AHPAC, including those under “Risk Factors” therein, and other documents filed or to be filed with the SEC by AHPAC. Investors are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. AHPAC and Envigo undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Anyone using the presentation does so at their own risk and no responsibility is accepted for any losses which may result from such use directly or indirectly. Investors should carry out their own due diligence in connection with the assumptions contained herein. The forward-looking statements in this press release speak as of the date of this release. Although AHPAC may from time to time voluntarily update its prior forward-looking statements, it disclaims any commitment to do so whether as a result of new information, future events, changes in assumptions or otherwise except as required by securities laws.

CONFIDENTIAL

AVISTA HEALTHCARE PUBLIC ACQUISITION CORP. TO COMBINE WITH

ENVIGO INTERNATIONAL HOLDINGS, INC.

Merged entity to be listed on the NASDAQ

East Millstone, NJ and New York, NY, August 21, 2017 – Avista Healthcare Public Acquisition Corp. (NASDAQ: AHPA) (“AHPAC”), a publicly traded special purpose acquisition company, and Envigo International Holdings, Inc. (“Envigo” or the “Company”), a leading early stage non-clinical contract research organization (“CRO”) offering a diverse set of non-clinical discovery and safety assessment services as well as laboratory animal science tools, jointly announced that they have entered into a definitive merger agreement. Under the terms of the agreement, Envigo will become a wholly-owned subsidiary of AHPAC, which will be re-named Envigo International Holdings, Inc. and is expected to be listed on the NASDAQ stock exchange as of closing of the proposed transaction. The combined company will have an anticipated initial enterprise value of approximately $924 million, or 10.6x Envigo’s estimated Calendar Year 2018 Pro Forma Adjusted EBITDA.

Dr. Adrian Hardy, the current President and CEO of Envigo, will continue in that role to lead the new company and will also serve on the board of directors. The board will also include at least two representatives of Avista Acquisition Corp., AHPAC’s sponsor, as well as certain members of the current Envigo board.

Envigo, with over 80 years of experience, is a leading provider of non-clinical R&D services and research models offering mission-critical products and services to the life sciences, chemical, crop protection, and academic markets. The scientific support that the Company provides enables pharmaceutical companies, universities, governments, and other organizations to reduce costs, increase speed, and enhance productivity and effectiveness in drug discovery and development. Envigo is committed to helping customers realize the full potential of their products and research which contribute to enhancing the lives of people and animals as well as protecting the environment.

“We are delighted to be partnering with Envigo,” said David Burgstahler, President and Chief Executive Officer of AHPAC. “The Company represents an ideal partner for AHPAC given its leading position in the global non-clinical contract research industry, attractive financial profile, and numerous avenues for growth. We believe the Company is well-positioned to benefit from the industry tailwinds driving growth in the non-clinical CRO sector. Additionally, under the leadership of the Company’s experienced management team, Envigo has demonstrated the ability to execute on its acquisition growth strategy to broaden service capabilities and realize efficiencies.”

“We are pleased to partner with Avista in this transaction to accelerate our growth by efficiently accessing capital in the public markets,” said Dr. Hardy. “This transaction will further raise our profile with our biopharmaceutical clients and talent across the industry, while providing us with additional resources to increase our competitiveness in the attractive R&D products and services market.”

Additional Transaction Terms and Conditions

This transaction will be funded through a combination of cash, stock, and rollover debt financing. Envigo’s key existing shareholders will remain committed long-term partners by rolling over a significant portion of their equity. The existing equity owners will be entitled to future cash payments pursuant to a Tax Receivable Agreement relating to certain of Envigo’s income tax attributes.

The proposed common stock ownership of Envigo includes the investors in AHPAC’s initial public offering (48%), the existing equity owners of Envigo (46%), and AHPAC Founders (6%).

The boards of directors of AHPAC and the Company have unanimously approved the proposed transaction and a majority of the stockholders of the Company have consented to the proposed transaction. Completion of the proposed transaction, which is expected before the end of the year, is subject to customary and other closing conditions, including regulatory approvals and receipt of approvals from AHPAC’s shareholders.

Credit Suisse Securities (USA) LLC is acting as financial advisor to AHPAC, and Jefferies LLC is acting as financial advisor to Envigo. Weil, Gotshal & Manges LLP is acting as legal advisor to AHPAC. Cahill Gordon & Reindel LLP is acting as legal advisor to Envigo. Ellenoff Grossman & Schole LLP is acting as special SPAC counsel to Envigo.

Investor Call and Presentation Information

A pre-recorded conference call offering commentary from management of AHPAC and Envigo on the transaction details will be made available to all investors on Monday, August 21, 2017. The pre-recorded remarks can be accessed via webcast by visiting the following website: http://www.envigo.com/. In addition to this statement, AHPAC and Envigo are simultaneously issuing a slide presentation with information on the proposed merger; the presentation will be filed with the Securities and Exchange Commission (SEC) as an exhibit to AHPAC’s Form 8-K and can be viewed on the SEC website at www.sec.gov. Investors are encouraged to review these materials.

About Envigo

Envigo provides mission critical products and research services for pharmaceutical, crop protection, and chemical companies as well as universities, governments, and other research organizations. The Company is founded on the principle that research partnerships depend on unmatched expertise, unwavering dedication to customer service, and shared goals. Envigo is committed to helping customers realize the full potential of their products and research which contribute to enhancing the lives of people and animals as well as protecting the environment.

With over 3,300 employees worldwide, Envigo provides comprehensive scientific expertise and a full service offering in non-clinical research and development, research models and services, regulatory consulting, and analytical support to customers. Envigo’s corporate headquarters are located in New Jersey.

(www.envigo.com)

About Avista Healthcare Public Acquisition Corp.

AHPAC is a special purpose acquisition company that completed its initial public offering in October 2016. AHPAC was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or business combination with one or more businesses. AHPAC is sponsored by Avista Acquisition Corp., which was formed for the express purpose of acting as the sponsor for AHPAC. Avista Acquisition Corp. is an affiliate of Avista Capital Holdings, L.P (“Avista”). Headquartered in New York, Avista is a leading private equity firm with approximately $6 billion under management. Founded in 2005, Avista makes middle market control buyout investments in the healthcare sector. Through its team of seasoned investment professionals and industry experts, Avista seeks to partner with exceptional management teams to invest in and add value to well-positioned businesses. (www.avistacap.com)

Contacts:

Kekst (for AHPAC)
Daniel Yunger / Kathleen Pierre	212-521-4800
Daniel.Yunger@kekst.com / Kathleen.Pierre@kekst.com

Luther Pendragon (for Envigo)
Frank deMaria / Harry Chathli,	347-647-0284 / 646-568-6511
frankdemaria@luther.co.uk / harrychathli@luther.co.uk

Forward Looking Statements

This communication includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements include estimated financial information. Such forward looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of Avista, Envigo or the combined company after completion of the business combination are based on current expectations that are subject to known and unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from expectations expressed or implied by such forward looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement governing the business combination between AHPAC and Envigo (the “Transaction Agreement”) and the proposed business combination contemplated therein; (2) the inability to complete the transactions contemplated by the Transaction Agreement due to the failure to obtain approval of the stockholders of AHPAC or other conditions to closing in the Transaction Agreement; (3) the ability to meet applicable listing standards following the consummation of the transactions contemplated by the Transaction Agreement; (4) the risk that the proposed transaction disrupts current plans and operations of Envigo as a result of the announcement and consummation of the transactions described herein; (5) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (6) costs related to the proposed business combination; (7) changes in applicable laws or regulations; (8) the possibility that Envigo may be adversely affected by other economic, business, and/or competitive factors; and (9) other risks and uncertainties indicated from time to time in the final prospectus of AHPAC, including those under “Risk Factors” therein, and other documents filed or to be filed with the Securities and Exchange Commission (“SEC”) by AHPAC. Investors are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. AHPAC and Envigo undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Anyone using the presentation does so at their own risk and no responsibility is accepted for any losses which may result from such use directly or indirectly. Investors should carry out their own due diligence in connection with the assumptions contained herein. The forward-looking statements in this press release speak as of the date of this release. Although AHPAC may from time to time voluntarily update its prior forward-looking statements, it disclaims any commitment to do so whether as a result of new information, future events, changes in assumptions or otherwise except as required by securities laws.

Disclaimer

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This communication relates to a proposed business combination between AHPAC and Envigo.

Additional Information and Where to Find It

In connection with the proposed business combination between Envigo and AHPAC, AHPAC intends to file with the SEC a preliminary and definitive proxy statement and will mail a definitive proxy statement and other relevant documentation to AHPAC’s stockholders. This communication does not contain all the information that should be considered concerning the proposed business combination. It is not intended to form the basis of any investment decision or any other decision in respect to the proposed business combination. AHPAC’s stockholders and other interested AHPAC’s solicitation of proxies for the special meeting to be held to approve the transactions contemplated by the proposed business combination because these materials will contain important information about Envigo, AHPAC and the proposed transactions. The definitive proxy statement will be mailed to AHPAC’s stockholders as of a record date to be established for voting on the proposed business combination when it becomes available. Stockholders will also be able to obtain a copy of the preliminary and definitive proxy statement once it is available, without charge, at the SEC’s website at http://sec.gov or by directing a request to: Avista Healthcare Public Acquisition Corp., 65 East 55th Street, 18th Floor, New York, NY 10022.

AHPAC stockholders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about AHPAC and Envigo, once such documents are filed with the SEC.

Participants in the Solicitation

AHPAC and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from AHPAC’s stockholders in connection with the proposed business combination. Stockholders are urged to carefully read the proxy statement regarding the proposed business combination when it becomes available, because it will contain important information. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of AHPAC’s stockholders in connection with the proposed business combination will be set forth in the proxy statement when it is filed with the SEC. Information about AHPAC’s executive officers and directors also will be set forth in the proxy statement relating to the proposed business combination when it becomes available.

Non-GAAP Financial Measures and Related Information

This communication has not been prepared in accordance with, and does not contain all of the information that is required by, the rules and regulations of the SEC. EBITDA, Adjusted EBITDA, Pro Forma Adjusted EBITDA and the related pro forma information presented in this presentation are supplemental measures of Envigo’s ability to service debt that are not required by, or presented in accordance with, generally accepted accounting principles in the United States (“GAAP”). EBITDA, Adjusted EBITDA and Pro Forma Adjusted EBTIDA are not measurements of Envigo’s financial performance under GAAP and neither should be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flows from operating activities as a measure of our liquidity. As a result, not all of the information necessary for a quantitative reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measure is available without unreasonable effort.

Envigo believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Envigo’s financial condition and results of operations. Envigo’s management uses these non-GAAP measures to compare Envigo’s performance to that of prior periods for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes. Envigo believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management of Envigo does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Other companies may calculate EBITDA and EBITDA Margin and other non-GAAP measures differently, and therefore Envigo’s EBITDA and EBITDA Margin and other non-GAAP measures may not be directly comparable to similarly titled measures of other companies.

Confidential Investor Presentation August 2017 © 2017 Envigo

Disclaimer This presentation (the “Presentation”) has been prepared solely for, and is being delivered on a confidential basis to, persons considering a possible business relationship with Avista Heathcare Public Acquisition Corp. (the “Company”) or its affiliates, including Avista Capital Holdings, L.P. and its affiliates (“Avista”). This Presentation is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of Envigo Holdings, Inc. (“Envigo”) or any of Envigo’s or the Company’s affiliate securities (as such term is defined under U.S. Federal Securities Laws). No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and applicable regulations in the Cayman Islands. Any reproduction of this Presentation, in whole or in part, or the disclosure of its contents, without the prior consent of the Company is prohibited. By accepting this Presentation, each recipient agrees: (i) to maintain the confidentiality of all information that is contained in this Presentation and not already in the public domain and (ii) to use this Presentation for the sole purpose of evaluating a business relationship with the Company or its affiliates. Forward-Looking Statements This Presentation includes “forward looking statements” within the meaning of the “safe harbor” provisions of the United Stat es Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “antic ipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements include estimated financial information. Such forward looking statements with respect to revenues, earning s, performance, strategies, prospects and other aspects of the businesses of the Company, Envigo or the combined company after completion of the proposed business comb ination are based on current expectations that are subject to known and unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from expectations expressed or implied by such forward looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement governing the business combination between the Company and Envigo (t he “Transaction Agreement”) and the proposed business combination contemplated therein; (2) the inability to complete the transactions contemplated by the Transa ction Agreement due to the failure to obtain approval of the stockholders of the Company or other conditions to closing in the Transaction Agreement; (3) the abili ty to meet applicable listing standards following the consummation of the transactions contemplated by the Transaction Agreement; (4) the risk that the proposed tran saction disrupts current plans and operations of Envigo as a result of the announcement and consummation of the transactions described herein; (5) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (6) costs relate d to the proposed business combination; (7) changes in applicable laws or regulations; (8) the possibility that Envigo may be adversely affected by other economic, b usiness, and/or competitive factors; and (9) other risks and uncertainties indicated from time to time in the final prospectus of the Company, including those under “Risk Factors” therein, and other documents filed or to be filed with the Securities and Exchange Commission (“SEC”) by the Company. You are cautioned not to place undue relia nce upon any forward-looking statements, which speak only as of the date made. The Company and Envigo undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Anyone using the presentation does so at their own risk and no respo nsibility is accepted for any losses which may result from such use directly or indirectly. Recipients should carry out their own due diligence in connection with the a ssumptions contained herein. The forward-looking statements in this Presentation speak as of the date first written above. Although AHPAC may from time to time voluntarily update its prior forward-looking statements, it disclaims any commitment to do so whether as a result of new information, future events, changes in assumptions or otherwise except as required by securities laws. 2

Disclaimer (Cont.) Use of Projections The financial and operating projections contained herein represent certain estimates of Envigo as of the date hereof. Envigo’ s independent public accountants have not examined, reviewed or compiled the projections and, accordingly, do not express an opinion or other form of assurance with re spect thereto. Furthermore, none of the Company, Envigo nor their respective management teams can give any assurance that the projections contained herein accurately represent Envigo’s results of operations or financial condition. This Presentation contains financial forecasts with respect to Envigo’s estimated EBITDA, Pro Forma Adjusted EBITDA and Pro Forma Adjusted EBITDA Margin for Envigo’s fiscal years 2017 and 2018. Neither the Company’s independent auditors, nor the independent public accountants of Envigo, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion i n this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentatio n. In this Presentation, certain of the above-mentioned estimated information has been repeated (in each case, with an indication that the information is an estimate an d is subject to the qualifications presented herein), for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertaint ies, including but not limited to those set-forth above under “Forward-Looking Statements” that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of the Company o r Envigo or that actual results will not differ materially from those presented materially from those contained in the prospective financial information. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information are indicate of future results or will be achieved. These variations could materially affect the ability to make payments with respect to any of its outstandin g and/or future debt service obligations. Industry and Market Data Unless otherwise noted, the forecasted industry and market data contained in the assumptions for the projections are based upon Envigo management estimates and industry and market publications and surveys. The information from industry and market publications has been obtained from so urces believed to be reliable, but there can be no assurance as to the accuracy or completeness of the included information. Envigo has not independently verified any of the data from third-party sources, nor has Envigo ascertained the underlying economic assumptions relied upon therein. While such information is believed to be reli able for the purposes used herein, none of the Company, Envigo, their respective affiliates, nor their respective directors, officers, employees, members, partners, shareholders or agents make any representation or warranty with respect to the accuracy of such information. Use of Non-GAAP Financial Measures This Presentation has not been prepared in accordance with, and does not contain all of the information that is required by, the rules and regulations of the SEC. EBITDA, Pro Forma Adjusted EBITDA, Adjusted Revenue and the related pro forma information presented in this presentation are supplemental measures of our ability to service debt that are not required by, or presented in accordance with, generally accepted accounting principles in the Un ited States (“GAAP”). EBITDA, Pro Forma Adjusted EBITDA and Adjusted Revenue are not measurements of our financial performance under GAAP and neither should be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flows from operating activities as a measure of our liquidity. 3

Disclaimer (Cont.) Envigo believes that these non-GAAP measures of financial results provide useful information to management and investors regarding cert ain financial and business trends relating to Envigo’s financial condition and results of operations. Envigo’s management uses these non -GAAP measures to compare Envigo’s performance to that of prior periods for trend analyses, for purposes of determining management incentive compensation, and for budgeting an d planning purposes. Envigo believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management of Envigo does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Other companies may calculate EBITDA, Pro Forma Adjusted EBITDA and Pro Forma Adjusted EBITDA Margin and other non-GAAP measures differently, and therefore Envigo’s EBITDA, Pro Forma Adjusted EBITDA and Pro Forma Adjusted EBITDA Margin and other non-GAAP measures may not be directly comparable to similarly titled measures of other companies. A reconciliation of Non-GAAP measures used in this presentation to the most closely comparable GAAP measure is set forth in the Appendix. Additional Information In connection with the proposed business combination between Envigo and the Company, the Company intends to file with the SEC a preliminary and definitive proxy statement and will mail a definitive proxy statement and other relevant documentation to the Company’s stockholders. This Presentation does not contain all the information that should be considered concerning the proposed business combination. It is not intended to form the basis of a ny investment decision or any other decision in respect to the proposed business combination. The Company’s stockholders and other interested persons are advised to read, when available, the definitive proxy statement in connection with the Company’s solicitation of proxies for the special meeting to be held to approve the transactions contemplated by the proposed business combination because these materials will contain important information about Envigo, the Company and the proposed transactions. The definitive proxy statement will be mailed to the Company’s stockholders as of a record date to be established for voting on the proposed business combination when it becomes available. Stockholders will also be able to obtain a copy of the preliminary and definitive proxy statement once it is avail able, without charge, at the SEC's website at http://sec.gov or by directing a request to: Avista Healthcare Public Acquisition Corp., 65 East 55th Street, 18th Floor, New York, NY 10022. This Presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. Participation and Solicitation The Company and its directors, executive officers and other members of its management and employees may be deemed to be parti cipants in the solicitation of proxies from the Company's stockholders in connection with the proposed business combination. Stockholders are urged to carefully rea d the proxy statement regarding the proposed business combination when it becomes available, because it will contain important information. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Company's stockholders in connection with the proposed business co mbination will be set forth in the proxy statement when it is filed with the SEC. Information about the Company's executive officers and directors also will be set fo rth in the proxy statement relating to the proposed business combination when it becomes available. With respect to nonpublic information, we must also caution you that federal securities laws prohibit the purchase or sale of secu rities based on such information. Moreover, you will be made insiders and as such will be restricted from buying and selling securities based on non -public information, and must hold such information in confidence. If any of you do not wish to be so restricted, you should not attend these presentations or accept the materials prepared in connection therewith. Certain statements contained herein relate to the Company or certain of its affiliates. An investment in the Company is not an investment in Avista or any such fund. 4

Transaction Overview Avista Healthcare Public Acquisition Corp. (“AHPAC”) and Envigo International Holdings, Inc. (“Envigo”), a leading early stage contract research organization (“CRO”) providing a diverse set of non-clinical discovery and safety assessment services for the biopharmaceutical, chemical and crop protection industries as well as laboratory animal science tools (i.e. research model technologies) have entered into a definitive merger agreement  Pro forma enterprise value of $924mm represents 10.6x CY18E Pro Forma Adjusted EBITDA  Pro forma net leverage of 3.9x LTM 9/30/2017E Pro Forma Adjusted EBITDA Expected transaction close by year-end 2017  50% of founder shares allocated to Envigo shareholders Envigo shareholders will purchase 25% of the private placement warrants Two warrants are exercisable to purchase one whole Class A ordinary share for $11.50 per share  Assumes $100mm cash consideration to Envigo shareholders at closing Tax Receivables Agreement provides for Company to make annual cash payments to Envigo shareholders related to 85% of tax savings resulting from net operating losses generated pre-closing  7 member Board of Directors with at least 4 independent members Initial board to include at least 2 AHPAC representatives and other qualified individuals including certain current Envigo board members Adrian Hardy, current President & Chief Executive Officer, to continue and serve on the Board of Directors Existing Envigo management to continue to operate the business 5 Management and Board Premier Sponsorship and Alignment of Interests Transaction Highlights

Transaction Overview (Cont.)

ENVIGO

($mm except per share amounts)

Illustrative Pro Forma Valuation

Total basic common shares outstanding		65.0
Cost per share		$10.00
At issuance equity value		$650
Plus: pro forma net debt		274
At issuance enterprise value		$924
	Metric	
x 12/31/17E PF Adj. EBITDA	$72.9	12.7x
x LTM 6/30/18E PF Adj. EBITDA	$82.5	11.2x
x 12/31/18E PF Adj. EBITDA	$87.3	10.6x

Illustrative Sources and Uses

Sources	Amount
Rollover debt (non-cash)	$294
AHPAC equity	310
Envigo shareholder equity (non-cash)(1)	263
Total sources	**$867**
Uses	**Amount**
Total enterprise value	$830
AHPAC estimated fees and expenses	16
Cash to balance sheet	20
Total uses	**$867**

Ownership

(basic shares in millions)

Ownership	Shares	% Own.
AHPAC public equity	31.0	47.7%
AHPAC founders	3.9	6.0%
Envigo shareholder equity	30.1	46.4%
Total	**65.0**	**100.0%**

Illustrative Cash Sources and Uses

Sources	Amount
AHPAC equity	$310
Existing Envigo cash on balance sheet	54
Total sources	**$364**
Uses	**Amount**
Paydown of Envigo debt	$193
Cash to Envigo shareholders	100
Cash to balance sheet	20
Accrued interest	6
AHPAC & Envigo estimated cash fees and expense	44
Total uses	**$364**

Note: Debt figures above presented at par. GAAP debt figures will be lower due to upfront discounts and costs.

1) Includes Envigo shareholder fees paid in equity.

6

Recent Avista-Affiliated Healthcare IPOs

ENVIGO

AHPAC's management has experience executing financial structuring solutions in both private and public markets

- Extensive experience managing companies in public markets
- Completed strategic, accretive M&A deals including both tuck-in acquisitions and transformational mergers
- Has used strong relationships to successfully raise committed debt financing during difficult economic environments

Public Market Expertise

Company	Business Summary	Financial Structuring
inc Research	+ Leading global Contract Research Organization, or CRO, exclusively focused on Phase I to Phase IV clinical development services for the biopharmaceutical and medical device industries + Full-service CRO with global scale: over 6,200 employees, 50 countries, six continents	+ Executed $150mm IPO (Nov. 2014), five follow-on offerings and three stock buybacks + Completed three cash acquisitions while private, including the approximately ~$232mm all-cash acquisition / take private of Kendle International (2011) (NASDAQ: KNDL) + Re-priced term loan twice prior to the IPO, lowering the interest rate by 275 bps and removing all financial maintenance covenants
Lantheus Holdings	+ Supplier of medical imaging products for nuclear and ultrasound cardiovascular diagnostic imaging procedures + Spinout from Bristol-Myers Squibb	+ Executed $74mm IPO (Jun. 2015) and five follow-on offerings + Negotiated $50mm revolver and $365mm term loan post-IPO
VWR We Enable Science	+ Leading global distributor of equipment and consumable supplies to the laboratory sector + Minority investment alongside Madison Dearborn Partners	+ Executed $617mm IPO (Oct. 2014) and five follow-on offerings + Completed eleven bolt-on acquisitions post-IPO
Warner Chilcott	+ Leading specialty pharmaceutical company focused on developing, manufacturing and marketing branded prescription pharmaceutical products, with a concentration in women's healthcare and dermatology + Led leveraged buyout consortium in the go-private transaction	+ Executed $1.1bn IPO (Sep. 2006) + Acquired Proctor & Gamble's global pharmaceutical business for $3.1bn (100% debt financed)
ConvaTec	+ Global medical products and technologies company, with leading market positions in wound therapeutics, ostomy care, continence and critical care, and infusion devices used in the treatment of diabetes and other conditions + Carve-out from Bristol Myers Squibb, joint acquisition with Nordic Captial	+ Executed $1.8bn IPO (Oct. 2016) and two secondary offerings + Notable acquisitions include Unomedical, a leading European manufacturer of single-use medical devices and infusion sets, and $321mm acquisition of 180 Medical, a leader in the home delivery of catheters and urologic medical supplies in the U.S.

Note: Certain examples presented herein are for informational purposes only. It should not be assumed that investments made in the future will be comparable in quality or performance to the examples described herein.

7

Track Record of Driving Stock Price Appreciation Avista-affiliated healthcare companies have out-performed relative benchmarks post-IPO + + Consistent out-performance across companies and throughout cycles Continued price appreciation through transformational M&A, bolt-on acquisitions and other financing transactions care 16.7%16.4% 16.9% S&P 500 Health S&P 500 care S&P 500 Health care IPO dateJun. 2015 Nov. 2014 Oct. 2016 Oct. 2014 Sep. 2006 Investment(1) Note: Data as of August 18th, 2017. 1) Based on IPO price. 2) Based on 0.160 Actavis shares received in post-IPO merger with Actavis (NYSE: ACT), now Allergan (NYSE: AGN). 8 Multiple on2.6x3.0x1.3x1.6x2.4x(2) Compound annual stock price appreciation since IPO 57.1% 48.9% 34.6% S&P 500 S&P 500 Health S&P 500 S&P 500 S&P 500S&P 500 HealthS&P 500 Healthcare 6.9%care6.6% 5.5%7.9% 7.5%8.3% 5.7% 8.1% 1.1%

Investment Highlights 9 Full Service, Mission Critical, Non-Clinical Capabilities with Global Reach Leading Market Position in an Industry with Strong Fundamentals Diverse Customer Base with High Retention and Recurring Revenue Strong Revenue Visibility Distinct Competitive Position Track Record of Implementing Operational Improvements, Enhancing Service Quality and Improving Profitability Attractive Organic Growth Strategy Scalable M&A Platform Experienced Management Team

A Leading Non-Clinical CRO Provides mission-critical products and services to the life sciences, chemical, and crop protection industries through its CRS and RMS segments  Contract Research Services (“CRS”) provides research-to-registration product development support services to the pharmaceutical, crop protection, and chemical industries ROW 3% Safety testing is required by law in all developed countries and must be performed in animals before humans CRS provides a comprehensive suite of mission-critical services such as safety assessment (e.g. toxicology studies), analytical chemistries and environmental risk assessment Increasing preference for outsourcing to “variabilize” fixed costs from pharma/drug research and access specialized capabilities  CRS 60%  North America 39% RMS 40% Europe 59% Research Models & Services (“RMS”) provides research-quality animals, standard and custom diets (Teklad branded products), and associated services Research model market is critical to research and development, and no substitutes to research models exist Top-3 non-clinical CRO globally (6% market share) Second largest RMS provider globally by revenue, with approximate market share of 15% ‘16 – ‘18E CC Revenue CAGR(2): 3% $500 30% $400 25%  29 operating facilities across N. America, Europe, Asia and the Middle East $300 20%  Serving over 65 countries Supports more than 5,000 customers across biopharma, chemical and crop protection industries, was well as academia and government $200 15% $100 10% - 5%  Customers include 17 of top 20 global biopharmaceutical companies and 10 of top 20 crop protection and chemical companies 2016A 2017E 2018E EBITDA Revenue Margin Source: Envigo management and Wall Street research. 1) Shown on an actual FX basis, excludes discontinued and divested operations (Switzerland and ILS) and business interruption insurance proceeds. EBITDA figures inclusive of estimated net public company operating expenses for Envigo. 2) Shown on a constant currency basis, excludes discontinued and divested operations (Switzerland and ILS). 10 $432 $410$407 20.2% 15.2% 17.9% $87 $62 $73 Consolidated Revenue and PF Adj. EBITDA ($mm)(1) Importance of research models’ genetics produces high customer retentionKey Statistics Envigo Overview 2016 Revenue by Segment 2016 Revenue by Geography

Envigo’s Position in the Biopharma R&D Process Discovery Identification of drug targets and candidates, synthesis, characterization, screening and assays for therapeutic efficacy Non-clinical In vivo and in vitro studies conducted to assess both ontarget and offtarget activity. Toxicology studies and pharmacology studies evaluate a drug for safety prior to use in humans Clinical Including Phase I, Phase II and Phase III testing; these trials determine statistically significant safety and efficacy in comparison to placebo or standard of care Post Marketing Upon marketing approval, additional safety and efficacy data must be periodically reported to regulators Source: Envigo management. 11 Wide array of products and services enable customers to reduce costs, increase speed and enhance productivity and effectiveness in drug discovery and development Through the acquisition of Harlan, Envigo expanded into the RMS business and broadened its support for the pharmaceutical, crop protection and chemical industries, as well as universities, government, and other research organizations New drug application and biologic license application Investigational new drug application

Attractive CRO Sector Fundamentals

ENVIGO

Increasing Cost and Complexity of Drug Development

- Global CRO market expected to grow at 7-8% annually through 2020, with $33 billion of total outsourced development and continuing CRO market penetration
- Long-term sector growth supported by:
  - Growing drug development spend by biopharma as cost and complexity of development rises
  - Sustained rise in outsourcing as small / mid-sized biopharma lack in-house capabilities
    - Emergence of biotechnology companies have driven expansion in the non-clinical CRO market
  - Pharmaceutical pricing pressures driving a greater focus on cost and development time optimization
  - Global drug regulators and developers now require more complex studies to better predict safety and efficacy of compounds in development
- CROs help clients shorten the drug development process, enabling clients to reach commercialization faster, while maintaining a high level of quality

Global Biopharmaceutical R&D Spend ($b)



'16A – '21P CAGR = 2.6%
$200
$150
$100
$50
$0
$144
$147
$152
$155
$160
$164
'16A
'17E
'18P
'19P
'20P
'21P

Global CRO Market ($b)



'16A – '20P CAGR = 7.7%
$45
$40
$35
$30
$25
$20
$15
$10
80%
70%
60%
50%
40%
30%
$33
$35
$38
$41
$44
48%
50%
52%
55%
57%
'16A
'17E
'18P
'19P
'20P
Total Outsourced Development
% of Total Development

Source: Wall Street research, Evaluate Pharma and 3rd party research.

12

Non-Clinical CRO Sector Dynamics Evidence of sustained sector upturn:  Non-clinical CRO market projected to increase at a 9.7% CAGR over next 4 years 70% 65% 60% 55% 50% 45% 40% 35% 30% 25% 20% $6 $4.4 Large biopharma continues to rationalize capacity and increase level of outsourced non-clinical activity $4.0 $4 Volume levels in the non-clinical CRO sector have increased over the past two years driven by robust levels of biotech funding and increased outsourcing from large biopharma $2 $0 Other relevant trends:  '16A '17E '18P '19P '20P Outsourced Non-clinical Development % Outsourced to CROs Only three industry players with global scale: Envigo, Labcorp / Covance and Charles River Labs  Large biopharma companies are consolidating their vendors which is putting an emphasis on non-clinical CROs with geographic reach and comprehensive service offerings  6,861 Non-clinical testing increasingly complex, so drug developers need access to highly specialized capabilities  5,106 Large biopharma continues to look towards biotech (either via partnership investing or M&A) to drive their innovation engines  1,446 1,541  Public equity markets contribute only a small portion of funding for non-clinical R&D (~9% of total external sources) Preclinical Phase I Phase II Phase III 2016 2013 2014 2015 Source: Wall Street research, Frost & Sullivan report and 3rd party research. 13 6,061 2,151 2,261 1,8561,889 2,011 5,484 1,666 693 744 808 954 Compounds in Pipeline by Phase $5.8 $5.3 44% $4.8 42% 40% 38% 36% Outsourced Non-Clinical CRO Market ($b)

Envigo’s Business Evolution 60+ years of experience as a CRS provider and 150 years of combined industry experience between predecessor companies 1930 1950 2009 2012 2014 2015 2016 2017 LSR is n private delisted the NYSE 2014: Parent Holding company 1980: Harlan Industries 2008: Harlan 1931: Harlan “Envigo” unified under Harlan Source: Envigo management. 14 Industries isacquires GIBCO founded(Sprague Dawley and Teklad) Laboratories one brand 2005: Genstar purchases controlling interest in Company acquires Harlan Laboratories Holdings Corp. 2012: Current borrower is incorporated for purpose of senior secured 2015: The rebrands under the new name notes offering 1951: Predecessor of Life Sciences Research, Inc. (LSR) is founded 2009: take and from

Global Footprint

Established presence throughout North America, Europe, Asia, and the Middle East with a network of 29 operating facilities

- 3,300+ Employees servicing over 65 countries
- 1,000+ Technicians
- 100+ Analysts
- 200+ Study Directors
- 70+ PhDs
- 40+ Surgeons
- 25+ Pathologists


Indianapolis, IN (2)
• 169,878 square feet
• ~300 staff
Madison, WI (1)
• 82,000 square feet
• ~150 staff
Horst, The Netherlands
• 47,500 square feet
• ~100 staff
Shardlow, U.K.
• 110,976 square feet
• ~300 staff
Princeton, NJ
• 152,567 square feet
• ~300 staff
Huntingdon, U.K.
• 469,000 square feet
• ~1,000 staff
Livermore, CA
• 22,134 square feet
• ~70 staff
CRS (8 facilities)
RMS (21 facilities)
Sales
Diets
Corporate HQ

Source: Envigo management.
1) Madison, WI facilities include both bioproducts processing building and isolators/diet building.
2) Indianapolis, IN facilities include isolators/distribution building, barrier/isolators building, admin building and separate barrier building.

15

Contract Research Services (CRS) Overview Diversified range of research-to-registration product development support services (1)  Offerings Other 2% 60+ years of experience from an industry founder 8 research facilities across North America, Europe, and Middle East with >300 animal rooms in total Cell and animal-based safety testing of new medicines, industrial chemicals, and crop protection products Regulatory and scientific consultancy to optimize development programs and product registration strategies Strong operational focus in safety assessment, analytical chemistries and environmental sciences Standalone safety testing services, integrated program packages, and full range program management services  CMC 4% Chemical 23%  Environmental Sciences 19%  Crop Protection 16% Pharma 61% Analytical Chemistries 18% Safety Assessment 58%   Charles River 22%  Other 49% LabCorp / Covance 17%  Strengths Envigo 6% Global presence with the full-service capabilities necessary to win preferred provider contracts with large multinational customers One of only three global companies that can perform end-to-end non-clinical  MPI 5%  ‘16 – ‘18E CC Revenue CAGR(4): 6% testing from early development to product registration, for biologics and small molecules Leader in a variety of higher value, specialty toxicology services (inhalation, reproductive, etc.) Multiple preferred partnership arrangements with large biopharma and multinational crop protection and chemical companies $320 45% $240 35%  $160 25% $80  - 15% 2016A 2017E 2018E EBITDA Revenue Margin Source: Envigo management and Wall Street research. 1) 2) 3) 4) Gross orders shown on a constant currency basis. Net orders shown on a constant currency basis. Shown on an actual FX basis, excludes discontinued and divested operations (Switzerland and ILS) and business interruption insurance proceeds. EBITDA figures inclusive of estimated net public company operating expenses for Envigo. Shown on a constant currency basis, excludes discontinued and divested operations (Switzerland and ILS). 16 $271 $247$247 31.5% 27.4% 30.0% $74 $85 $68 CRS Revenue and PF Adj. EBITDA ($mm)(3) Estimated Market Share 2016 CRS Orders by Customer Type 2016 CRS (2) Services

Research Models & Services (RMS) Overview

ENVIGO

Diversified range of products and services to R&D-based life science companies as well as academic and government institutions

- **Offerings**
  - 80+ years of experience from an industry founder
  - Research-quality animals, including standard and specialty small animal strains
  - Industry-leading standard and custom Teklad diets for laboratory animals, plus bedding and enrichment products
  - Value-added services, including custom animal breeding, surgical services, colony housing, and genetic and health monitoring
  - Biologic products including tissue, serum and antibodies
  - 21 operating facilities in North America, Europe, Middle East, and Asia
- **Strengths**
  - High product stickiness – customers focus on avoiding variability in their data
  - The only provider of fixed formula diets and PhD nutritionists for custom diet preparation
  - Strong specialty oncology portfolio, including 2015 launch of world's first nude Severe Combined Immunodeficiency mouse and 2017 launch of radiation-resistant immunodeficient mouse

2016 RMS Orders by Customer Type[1]



Other 9%
Govt 6%
CRO 13%
Academia 43%
Pharma 29%

2016 RMS Product Mix[1]



Other Animals 3%
Services 10%
Diets & Bedding 29%
Small[2] Animals 58%

Estimated Market Share



Janvier Labs 4%
Covance 4%
Other 3%
Taconic 11%
The Jackson Laboratory 13%
Envigo 15%
Charles River Labs 50%

RMS Revenue and PF Adj. EBITDA ($mm)[3]



'16 – '18E CC Revenue CAGR[4]: (1%)
$240
$160
$80
-
40%
30%
20%
10%
0%
$171
$167
$169
14.1%
16.7%
18.9%
$24
$28
$32
2016A
2017E
2018E
EBITDA
Revenue
Margin

Source: Envigo management and Wall Street research.
1) Gross orders shown on a constant currency basis.
2) Includes freight and container revenue.
3) Shown on an actual FX basis.
4) Shown on a constant currency basis.

17

Leading Market Position with Strong Fundamentals Non-clinical CRO industry growth estimated to be 9-10% per annum over the next four years, with expected outsourced non-clinical development spend to be $5.8bn by 2020 Different Drivers and Cycles + Increasing penetration in non-clinical outsourcing market + Requires increasing complexity of testing + Strict regulations drive chemical testing demand + Rise in demand resulting from increased study complexity + Tailored medicine means more targets for discovery and safety work + Innovative crop protection agents needed to meet global food production requirements + Third largest non-clinical CRO and largest in crop protection / chemical + Second largest provider of research models + One of only three global companies that can perform end-to-end non-clinical testing from early development to product registration, for biologics and small molecules + Leader in a variety of higher-value, specialty toxicology services (inhalation, reproductive, etc.) + Sustainable momentum in a recession-resistant industry not driven by consumer spending + The only provider of fixed formula diets and PhD nutritionists for custom diet preparation Source: Wall Street research. 18 Envigo Strengths Crop and Chemical Markets have Growing Biologics Pipeline Increasing Demand From Large to Mid-tier Biopharma Clients Non-Clinical Testing Segment

Market Growth Drivers For Envigo Are Strong Robust growth in early stage product development Increased outsourcing of safety studies as large biopharma looks to reduce fixed costs Consolidation of large biopharma vendor lists favors the big three CROs Growth in small company R&D translates directly into CRO growth as they have little or no internal capability to do non-clinical research Diverse and robust biotech funding environment for non-clinical research     Biopharmaceutical   Increasingly stringent regulatory scrutiny continues to drive regulations that increase the amount of safety testing required Crop protection demand driven by the ongoing need to increase the efficiency of food production to feed growing global populations Chemical & Crop Protection   NIH initiatives to increase funds to research and development, such as 21st Century Cures bill Government & Academia  EU and UK funding for research remains high 19

Diverse and Strong Customer Base with High Retention and Recurring Revenue

ENVIGO

Diverse, blue-chip customer base in both CRS and RMS, with limited concentration at the segment or Group level

Envigo's largest customer represented <6% of revenue in the past 2 years

CRS Top Customers(1)

CRS Customer	Segment	% OI or Ranking that Year 2015	2016	Years with
CRS Customer A	Top 20 Pharma	9%	8%	>30
CRS Customer B	Top 20 Pharma	3%	4%	>20
CRS Customer C	Mid Cap Crop	*	4%	>20
CRS Customer D	Top 5 Crop	2%	3%	>15
CRS Customer E	Mid Cap Pharma	2%	3%	>5
CRS Customer F	Mid Cap Crop	*	2%	>15
CRS Customer G	Top 20 Pharma	3%	2%	>20
CRS Customer H	Biotech	1%	2%	<5
CRS Customer I	Mid Cap Pharma	*	2%	<5
CRS Customer J	Mid Cap Pharma	*	2%	>10

RMS Top Customers(1)

RMS Customer	Segment	% OI or Ranking that Year 2015	2016	Years with
RMS Customer A	CRO	3%	3%	>30
RMS Customer B	Top 20 Pharma	2%	3%	>30
RMS Customer C	Top 20 Pharma	1%	2%	>30
RMS Customer D	Top 20 Pharma	1%	1%	>30
RMS Customer E	CRO	1%	1%	>20
RMS Customer F	Top 20 Pharma	1%	1%	>20
RMS Customer G	Top 20 Pharma	1%	1%	>20
RMS Customer H	CRO	*	1%	<5
RMS Customer I	Academic	1%	1%	>20
RMS Customer J	Government	1%	1%	>20

Top 5 customers represent less than 13% of orders

Preferred Partnerships

Description	Aggregate OI Value(2)
+ Sole global preferred provider of nonclinical development	~$65m
+ One of two global preferred providers of nonclinical development	~$35m
+ Sole provider of respiratory specialty toxicology services	~$30m
+ One of three global preferred providers of nonclinical development	~$25m
+ Global preferred provider in CRS or RMS (29 relationships)	~$170m

Source: Envigo management.
1) * = Ranked outside of top 10.
2) Represents Order Intake in 2014 – 2016.

20

Diverse and Strong Customer Base with High Retention and Recurring Revenue (Cont.) 12% 16% 84% 88% Existing Customers New Customers Existing Customers New Customers 3% 5% 97% 95% Repeat Non Repeat Placed Not Placed Source: Envigo management. 1) Excludes discontinued and divested operations (Switzerland and ILS). 21 Proportion of 2016 customers that placed orders in 2015 (in value) Proportion of customers that placed orders in last 2 of 3 years RMS Customer Stickiness Gross orders 2015 Gross orders 2016 (1) CRS Customer Stickiness

Strong Revenue Visibility

ENVIGO

Envigo typically has forward 12 month revenue visibility of >60%

CRS Constant Currency Gross Orders ($mm)[1]


267
256
274
2015
2016
LTM June 17

Historical Quarterly RMS Revenue ($mm)


46
46
44
40
45
45
43
39
44
42
1Q 2015
2Q 2015
3Q 2015
4Q 2015
1Q 2016
2Q 2016
3Q 2016
4Q 2016
1Q 2017
2Q 2017

CRS

- Envigo has 7-8 months of future CRS revenue in current backlog
- Backlog typically translates to revenue within 9 months
  - Studies range in duration from weeks to months; very few studies longer than 1 year duration
  - Studies in backlog are either on-going or generally projected to start within next 6 months
- Proposal/bid volume has been strong due to improved macro non-clinical environment, strengthening biotech demand and REACH chemical work

RMS

- Research models and diets is a highly stable consumable business
- Very high customer retention as customers prefer to use a consistent animal model in experiments to minimize variability
- Despite some seasonality in Q4, revenue is quite consistent over historical periods due to highly stable end markets and customer stickiness

Source: Envigo filings and Envigo management and Wall Street Research.
1) Shown on a constant currency basis, excludes discontinued and divested operations (Switzerland and ILS).

22

Distinct Competitive Position

ENVIGO

- Established global footprint including owned facilities totaling ~1.8mm square feet; estimated replacement value >$200mm[1]
- Unwavering adherence to strict standards set by regulatory (e.g. EPA, FDA, USDA) and accreditation (e.g. AAALAC) bodies
- Equipment must be validated according to strict guidelines
- Highly educated and experienced workforce including 70+ PhD scientists, 40+ surgeons and 25+ pathologists
- All operations employees given in-depth training on animal welfare and regulatory compliance

CRS

Strong reputation with regulators

- Maintained a reputation for quality for 60+ years
- Produces thousands of study reports used in regulatory filings each year, garnering a level of trust among regulators that is critical to clients

Massive background data assets

- With approximately 1,000 animal studies per year, Envigo has collected a comprehensive set of background data that is needed for interpretation of biologic findings

RMS

Strong customer loyalty

- 80+ years of experience in RMS
- 16 of Envigo's top 20 customers have been repeat customers for 15+ years
- Reduces experimental variability for customers by supplying genetically consistent animal models time after time, which deters customers from product switching and ensures repeat business

Highly specialized infrastructure

- Specialized biosecurity procedures and equipment which protect animals against disease
- Specialized assays, instruments, computer systems, process monitoring and control systems

Source: Envigo management.
1) Reflects owned properties only.

23

Experienced Management Team

ENVIGO

Dr. Adrian Hardy ***CEO***	+ 15 years with Envigo and 2 years at Novartis + Appointed Envigo CEO in July 2016 after two years leading Harlan integration as COO, and 8 years as global head of sales and marketing + PhD in Molecular and Developmental Biology from University College, London
Patricia Henahan ***CFO***	+ Joined Envigo in mid-2016; previously 10 years as divisional CFO for AstraZeneca and Hospira + 10 years as US Army officer + Lean Six Sigma Black Belt + BS in Biology from University of Notre Dame and MBA from Wharton
Mike Caulfield ***President, North America and RMS***	+ 16 years with Envigo, most of which spent as General Manager of the Princeton CRS site + Responsible for all North America operations, CRS and RMS + Previously worked at Bristol Myers Squibb and Pharmaco in regulatory compliance and quality assurance + BS in Biology from Rutgers University
Lizanne Muller ***President, EMEA and CRS***	+ Joined Envigo in mid-2017; previously 17 years with the Dishman Group with senior operational, compliance, commercial and finance roles; significant acquisition experience + Responsible for all ROW operations, CRS and RMS + Rand Afrikaans University, South Africa
Craig Boyd ***Chief Commercial Officer***	+ Joined Envigo in August 2017; previously 20 years in sales and marketing, including leadership roles with Novartis, Mylan, Hospira and Mayne Pharma + Responsible for global sales and marketing for all Envigo products and services + BA from University of Wollongong and MBA from Deakin University, Australia

Source: Envigo management.

24

Attractive Organic Growth Strategy Significant and multi-layered growth initiatives  Land and expand with new large biopharma accounts Broaden relationships within biotech and consultant sector   Leverage introductions between CRS and RMS into cross-selling opportunities for key customers  Build on scientific expertise in biologics and inhalation  Geographic expansion opportunities  Continue to implement identified operational cost savings initiatives Consolidate certain back office functions currently located at the divisional level   Roll out sales organization changes to increase revenue and utilize operating leverage to drive margin expansion  Focus on RMS footprint and logistics to continue driving RMS margin expansion 25 Margin Expansion Revenue Growth

Margin Enhancement Opportunity

ENVIGO

	Margin Enhancement Opportunities	Achievements Update	Timing for Full Achievement
$15m+ revenue growth[1]	**Commercial Revenue Opportunity** + Change order process improvement + New sales organization to optimize targeting, reach and frequency	+ $3mm change order process improvement underway + Commercial organization currently being reorganized	24 months
$10m+ cost reduction	**Operations Cost Savings** + Process driven savings by reducing waste, process improvement and service consolidation + Shared administrative resources	+ ~$4mm actioned through centralization of services and labor reductions in operations + EU and NA transport project underway – expected to generate $2-3mm annual savings	30 months
$5m cost reduction	**G&A Cost Savings** + Finance, HR, IT – centralization and process improvement + Opportunity to move HQ and reorganize structure + Increased controls over consultancy spend	+ $2mm labor reductions in Finance, HR, Procurement, IT and Corporate + $3mm more anticipated to action over 30 months	30 months

Source: Envigo management.

1) $10mm of revenue enhancements expected to flow through to Adj. EBITDA at 100% margin; $5mm expected to deliver 35% margin.

26

Benchmarking to Charles River Validates Identified Margin Expansion Opportunities  Actions on RMS footprint and logistics efficiencies will service offering and favorable mix shift (2) 19% divisional level) Source: Envigo filings and Envigo management. 1) Excludes discontinued and divested operations (Switzerland and ILS); 2016 Adjusted EBITDA figures inclusive of estimated net public company operating expenses for Envigo. 2) Includes SARs, amortization and depreciation. 27 2016 Adjusted EBITDA Margin(1) 24% 15% Focus on margin enhancement opportunities positions Envigo to close gap with Charles River 2016 SG&A (% of Revenue)  Identified opportunities to drive operating leverage (e.g. 23%consolidation of back office functions located at  Focused on additional productivity initiatives (e.g. FTE reductions in finance and HR) 2016 RMS Gross Margin 41% drive margin expansion  To be aided by moderate growth via expansion in 23%

Scalable M&A Platform Demonstrated ability to execute acquisition growth strategy to accelerate EBITDA growth Scale players are driving consolidation  Significant opportunity to accelerate growth through acquisitions  Potential to unlock scale and scope efficiencies  Ability to expand geographic reach and offerings  Clear vision and line of sight into potential near-term  acquisition candidates Achievability of cost and market synergies  Increased geographic reach and penetration  Enhanced product offering, technical expertise and value-added services  Cash flow accretive in the short-term  28 Bioanalytical service providers Envigo Acquisition Criteria Specialized RMS providers Mid-Sized non-clinical CROs Key Points Potential Targets

Historical and Projected Revenue ‘CC growth rate(2) ‘CC growth rate(2) 5% (2%) 4% 8% (1%) 2% 2% 5% 410 407 200 ‘CC growth rate(2) (1%) (1%) (2%) 0% Source: Envigo filings and Envigo management. 1) Shown on an actual FX basis, excludes discontinued and divested operations (Switzerland and ILS); segment numbers are before intercompany eliminations. 2) Shown on a constant currency basis, excludes discontinued and divested operations (Switzerland and ILS). 29 8986 176171167169 RMS Revenue(1) ($mm) 215 424432 130116 254247247271 CRS Revenue(1) ($mm) Consolidated Revenue(1) ($mm)

Historical and Projected Pro Forma Adjusted EBITDA ‘16 – ‘18E CAGR: 12% ‘16 – ‘18E CC CAGR(2): 20% PF Adjusted EBITDA Margin PF Adjusted EBITDA Margin 27% 30% 32% 85 27% 30% 26% 15% 18% 14% 15% 18% 20% 87 68 66 73 ‘16 – ‘18E CAGR: 15% 36 PF Adjusted EBITDA Margin 33 28 24 22 Source: Envigo filings and Envigo management. Note: CRS and RMS Pro Forma Adjusted EBITDA before corporate control cost. See Appendix for reconciliation of non-GAAP measures to the most directly comparable GAAP measure. 1) Shown on an actual FX basis, excludes discontinued and divested operations (Switzerland and ILS); 2015-2018 Pro Forma Adjusted EBITDA figures inclusive of estimated net public company operating expenses for Envigo; segment numbers are before intercompany eliminations. 2) Shown on a constant currency basis, excludes discontinued and divested operations (Switzerland and ILS) and business interruption insurance proceeds. 30 16%19% 1416 12%14%17%19% 32 RMS PF Adjusted EBITDA(1) ($mm) 62 57 74 3635 Increased by 20% on a constant currency basis year-over-year in the first half of 2017 CRS PF Adjusted EBITDA(1) ($mm) Consolidated PF Adjusted EBITDA(1) ($mm)

Q2 2017 Financial Performance Update

- CRS business experiencing strong momentum in gross orders, generating $85 million during the second quarter (+24% versus the prior year period and +30% versus the prior quarter)
  - Broad-based, diverse order intake across customer type and therapeutic areas
- 1H 2017 net orders up 34% versus 2H 2016 and 17% versus 1H 2016
  - Cancellations continued to decline during the second quarter of 2017, at ~1% of gross orders versus ~12% of gross orders during 2Q 2016
  - <u>Strong order flow best indicator of future revenue growth, providing visibility into forecasted revenues and demonstrating robust demand for Envigo's services</u>
  - Robust pipeline for 2H'17 RFP opportunities provides for continued growth in net orders
- Second quarter revenue decline attributable to lower than expected orders in Q4'16 as well as higher than average cancellations during Q2'16 and Q3'16, which have now returned to normalized levels

CC CRS Gross Orders ($mm)


24%
$68
$85
Q2 2016
Q2 2017

CC CRS Net Orders ($mm)


40%
$60
$84
12.1%
1.0%
Q2 2016
Q2 2017
Net Orders
Cancellations as % of Gross Orders

CC Consolidated Revenue and PF Adj. EBITDA ($mm)


(3%)
$103
$100
16.3%
16.2%
$17
$16
Q2 2016
Q2 2017
EBITDA
Revenue
Margin

Source: Envigo filings and Envigo management.
Note: Excludes discontinued and divested operations (Switzerland and ILS) and business interruption insurance proceeds. PF Adjusted EBITDA figures inclusive of estimated net public company operating expenses for Envigo.

31

Historical CRS Business Trends $300 258 256 257 13 246 $250 234 $200 $150 $100 $50 $0 Q1 2015A Q2 2015A Q3 2015A Q4 2015A Q1 2016A Q2 2016A Gross Orders Q3 2016A Q4 2016A Q1 2017A Q2 2017A Net Orders  Gross orders have been steady over the last two years, despite the closure of one of the company’s largest sites  Cancellation rates increased in mid-2016 after a period of being below historical norms, but have returned to normal levels and LTM cancellations expected to continue declining  Robust pipeline of new proposals / bids going into 2H 2017 Source: Envigo management. 1) Presented on a rolling LTM basis 2) Shown on a constant currency basis, excludes discontinued and divested operations (Switzerland and ILS), as well as Israel 32 267268266265274 23 14 23 258 19 254 27 31 252 20 251 242 239 19 230 227 227 216 CRS LTM Gross and Net Orders(1,2) ($mm)

CRS Cancellations Summary  High cancellation rates and study delays in Q2/Q3 2016 significantly impacted CRS revenues and EBITDA  Cancellations over the last three quarters have returned to normalized levels (4.0) (6.0) Note: Shown on a constant GBP-USD rate of 1.30. 33 Cancellations ($mm) 0.0 (2.0)(1.4)(1.5) (4.3) (8.0) (10.0) (12.0) (14.0) Q1 15Q2 15Q3 15Q4 15Q1 16Q2 16Q3 16Q4 16Q1 17Q2 17 (0.9) (2.4) (5.2) (5.1)(5.3) (8.2) (12.1)

Long Term Financial Goals  Organic net revenue growth: mid-single digits  Organic adjusted EBITDA growth: low double digit  with potential upside from synergistic M&A Note: These targets are forward-looking, are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of Envigo and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results may vary and these variations may be material. Nothing in this presentation should be regarded as a representation by any person that these goals will be achieved and Envigo undertakes no duty to update its goals. 34 Adjusted EBITDA margins: low to mid 20% area

Peer Financial Benchmarking 9% 5% 5% 9% 9% 9% Source: Envigo filings and Envigo management and Wall Street Research. Note: Envigo growth rate shown on a constant currency basis. Charles River growth rate shown on a constant currency basis. 1) Parexel, ICON, and Medpace adjusted to consensus estimates for SBC on EBITDA. Estimates for INC Research exclude the impact o f inVentiv Health merger. 35 Adj. EBITDA Margin (’17E) 30% 24%25%25%24% 18% 19% 18% Adj. EBITDA Growth (’18E) 22% 18% 12%11%11% Revenue Growth (’18E) Late stage CROs 18% 7%6%7% 11% (1) Early stage CROs

Peer Valuation Benchmarking 12.9x Source: Envigo filings and Envigo management and Wall Street Research. Note: Market data as of 8/18/2017. Envigo metrics shown on a constant currency basis. 1) Parexel, ICON, and Medpace adjusted to consensus estimates for SBC on EBITDA. 36 EV / Adj. EBITDA (’18E) 13.4x 12.2x12.3x12.5x 11.4x 10.6x10.9x Median: 12.4x Late stage CROs (1) Early stage CROs

Investment Highlights 37 Full Service, Mission Critical, Non-Clinical Capabilities with Global Reach Leading Market Position in an Industry with Strong Fundamentals Diverse Customer Base with High Retention and Recurring Revenue Strong Revenue Visibility Distinct Competitive Position Track Record of Implementing Operational Improvements, Enhancing Service Quality and Improving Profitability Attractive Organic Growth Strategy Scalable M&A Platform Experienced Management Team

Appendix 38

Chemical & Crop Protection Sector Dynamics Chemical Industry Regulations and New Products Drive Post-REACH Business World regulators are increasingly looking to ensure the safety of chemicals for both humans and the environment, and increasing regulations drive increased volumes for CROs Largest current example is the European REACH legislation, which is expected to drive demand for testing into the 2020’s $1.2 $1.0 $0.8 $0.0 $0.6 $0.4 Other countries are expected to follow suit, creating future growth $0.2 $0.0 Approximately 75% of chemical spend is estimated to be outsourced to CROs due to the complexity of regulatory requirements Global Crop Protection Industry Growth Expected to 2022 2016A 2017E 2018P 2019P 2020P 2021P Catch-up REACH testing Non catch-up REACH testing Other chemical testing Demand for CRO services driven both by development of new active ingredients and regulations demanding re-testing of older products on the market New actives ingredient programs driven by increasing demand for higher crop yields and better pest control Newly registered compounds in Europe require re-testing every 10 years to ensure compliance to modern safety standards May extend to older registered products (similar to REACH) at some point in the future  $1.0 $0.8  $0.6 $0.4  $0.2 $0.0 2015 Total Crop Protection Testing Spend 2015 Outsourced Crop Protection Testing Spend Source: Wall Street research and L.E.K. analysis. 39 ~$0.9B ~$0.4B Outsourced Crop Protection Testing Spend ($b) ~$1.0B~$1.1B REACH deadline ~$0.6B~$0.6B $0.2 $0.2 ~$0.7B $0.1 $0.7 $0.7 $0.3 $0.3 ~$0.5B $0.3 $0.3 $0.1 $0.1 $0.3 $0.1 $0.3 $0.1 $0.1 $0.1 Total Chemical Testing Spend ($b)

Research Models Market  R&D activities in the academic sector and biopharmaceutical industry drive need for animal models, especially mice models $2.4  Approximately 77% of the animal testing market consists of rats and mice as they best mimic human disease and are smaller and less expensive than higher mammals $1.8 Envigo is a well-established provider of traditional mouse and rat strains $1.2 $0.6 Strongest growth exhibited in Envigo’s core services such as surgery, contract breeding, cryopreservation, and rederivation $0.0 2016A 2017E 2018P 2019P 2020P 2021P  As niche studies and complex research become more commonplace, biopharmaceutical companies will need to purchase more research models and leverage the efficiency and scale of CROs Services Animal Models (millions of animals) Secular shift towards higher-margin specialty models and disease-specific models driving market growth 80 70 60 50 40 30 20 10 0 Experts expect the percentage of animals purchased by biopharma to increase to ~95+% in the next 5 years 8% Financial support in the form of private investment, grants, and government sponsored funding remains strong  2008 Mice 2011 2015 Rats Fish Other Source: L.E.K. analysis. 40 ~59 M~60 M~60 M 10% 8% 14% 14% 12% 68% 70% 67% 12% Global Animal Usage for Experimental Purposes ~$2.1B ~$1.9B~$2.0B $1.3B ~$1.8B~$1.9B $1.2B $1.3B ~$1.7B $1.1B $1.1B $1.0B $0.8B $0.8B $0.8B $0.7B $0.7B $0.6B RMS Market Growth ($b)

Capital Expenditures

($mm)	2015A	2016A	2017E	2018E
Maintenance and Regulatory	$10.0	$15.2	$10.0	$12.0
Profit Growth	6.1	4.3	5.0	10.0
Capex	**$16.1**	**$19.5**	**$15.0**	**$22.0**
% of Revenue	*3.7%*	*4.7%*	*3.7%*	*5.1%*
Adj. EBITDA - Capex	**$41.7**	**$48.3**	**$57.9**	**$65.3**
% Conversion	*72.1%*	*71.2%*	*79.4%*	*74.8%*

Recent Capital Investments

+ Invested $1.0mm to upgrade Barcelona CRS facility (HVAC, cage washers, other improvements) and achieve AAALAC accreditation
+ Invested $1.7mm in next generation digital telemetry equipment at Huntingdon, Princeton and Barcelona CRS facilities to provide continuous monitoring of key cardiovascular safety measures, supporting client and regulatory demand for better insight into potential test agent cardiac toxicity
+ Invested $2.0mm to implement HR and finance systems needed to support increased scale of business and enable back office efficiency as business grows
+ Invested $3.9mm to renovate Horst barriers following barrier break; scope includes replacement autoclaves and caging, among other facility improvements

Source: Envigo filings and Envigo management.

41

Non-GAAP Financial Reconciliation

ENVIGO

($mm)	2015A	Q1 16	Q2 16	Q3 16	Q4 16	2016A	Q1 17	Q2 17	2017E	2018E
Revenue	**$439.1**	**$108.3**	**$109.8**	**$103.0**	**$94.3**	**$415.4**	**$100.6**	**$99.1**	**$407.1**	**$431.6**
Discontinued Swiss operations	(8.5)	(0.1)	0.0	–	–	(0.0)				
Divested ILS operations	(7.1)	(1.4)	(1.7)	(1.6)	(0.3)	(5.1)	–	–	–	–
Adjusted revenue	**$423.5**	**$106.8**	**$108.1**	**$101.4**	**$94.0**	**$410.2**	**$100.6**	**$99.1**	**$407.1**	**$431.6**
Net Income	**($62.3)**	**($8.5)**	**($0.2)**	**($22.5)**	**($16.6)**	**($47.7)**	**$1.8**	**$1.4**		
Plus: Tax Expense / (Benefit)	(2.2)	2.0	(1.1)	0.6	1.0	2.5	3.6	0.0		
Plus: Net Interest Expense	43.7	11.8	12.0	12.2	14.7	50.6	11.4	11.7		
Foreign Exchange Gain/(Loss)	11.6	0.7	7.4	3.3	9.1	20.5	(1.7)	(6.7)		
Other Income/(Expense)	–	–	(1.3)	5.5	(0.7)	3.5	0.1	0.1		
EBIT	**($9.1)**	**$5.9**	**$16.8**	**($0.9)**	**$7.5**	**$29.4**	**$15.0**	**$6.5**		
Depreciation & Amortization	29.2	6.2	5.8	5.6	5.5	23.1	5.2	5.6		
Adjustments	25.6	0.8	(0.7)	8.4	3.6	12.0	(1.2)	3.6		
Adjusted EBITDA	**$45.7**	**$12.9**	**$21.9**	**$13.1**	**$16.6**	**$64.5**	**$19.1**	**$15.8**	**$71.4**	**$85.8**
Discontinued Swiss operations	10.6	1.2	1.0	–	(1.1)	1.1				
Divested ILS operations	(0.3)	0.5	0.2	0.0	(0.1)	0.6	–	–	–	–
Estimated net public company operating expenses	1.5	0.4	0.4	0.4	0.4	1.5	0.4	0.4	1.5	1.5
Business interruption proceeds	–	–	(5.3)	–	–	(5.3)	–	–	–	–
Pro-forma Adjusted EBITDA	**$57.5**	**$15.0**	**$18.2**	**$13.5**	**$15.8**	**$62.5**	**$19.5**	**$16.2**	**$72.9**	**$87.3**

Source: Shown on an as-reported FX basis.

42

Revenue Bridge from 2016 to 2018 2018 Performance in Pharma and Crop Protection Will More than Offset the Impact of REACH in the Chemical Sector (1) $21 ($2) $432 $10 2016A Fx ILS/Swiss 2016 CC Adjusted Revenue RMS Price RMS Volume CRS Interco Mvmt 2017P CC H1'17 Fx Revenue 2017P AFx Revenue H1'17 Fx 2017P CC Revenue RMS Price RMS Volume CRS Interco Mvmt 2018P Revenue Note: Shown on a constant GBP-USD rate of 1.30. 1) Based on forecasted CRS gross orders. 43  Pharma: ~11% growth  Chemical: ~(11%) growth  Crop Protection: ~13% growth $5($5) $415($6) $1$412($5)$5$412 ($5)$6($9) $404 $407

Pro Forma Adjusted EBITDA Bridge ($2) $14 $87 $73 Note: Shown on a constant GBP-USD rate of 1.30. 44 $5($4) $8$74($1)$1$74 $6($8)$8 $65($2) ($5) $2$60 $2

Predictability(1) CRS Revenue ($mm) 153 152 107 H2 15 H1 16 Beginning backlog H2 16 Net orders in previous half-year H1 17 Revenue H2 17E Conversion rate Revenue/ Net orders 97% 94% 97% 112% 91% Revenue / Beg. Backlog 74% 76% 78% 78% 75% Source: Envigo Management. 1) Shown on a constant currency basis. 45 163160 174 144 124121 130121 122119 120 130 At median, six-month forward conversion rate to revenue historically has been 97% of net orders and 76% of beginning backlog; lower projected relative metrics in second half of 2017 reflect management’s conservatism in its forecast